UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 19, 2005

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On August 19, 2005, the broadcast subsidiaries of Journal Communications, Inc. (“the Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Emmis Television Broadcasting, L.P. and Emmis Television License LLC, both subsidiaries of Emmis Communications Corporation (“Emmis”), pursuant to which Journal Broadcast Corporation and Journal Broadcast Group, Inc. will acquire three television stations from Emmis for a purchase price of $235 million, subject to certain adjustments. The television stations are FOX affiliate WFTX-TV, Fort Myers/Naples, Florida; ABC affiliate KGUN-TV, Tucson, Arizona; and CBS affiliate KMTV, Omaha, Nebraska.

        Completion of the transactions contemplated by the Purchase Agreement is subject to certain customary conditions and approvals for transactions of this type, including Federal Communications Commission and other regulatory approvals. The parties anticipate closing of the WFTX and KGUN acquisitions in late 2005. At the same time, certain assets of KMTV will be acquired and Journal Broadcast Group will begin programming KMTV under a local marketing agreement.

        The Company has the ability to finance the acquisition by using available cash-on-hand and drawing from its current credit facility. However, the Company plans to explore the establishment of a larger credit facility prior to consummation of the acquisition.

        The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Asset Purchase Agreement, dated as of August 19, 2005, among Emmis Television Broadcasting, L.P., Emmis Television License, LLC, Journal Broadcast Corporation and Journal Broadcast Group, Inc. [Schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: August 25, 2005	By: /s/ Paul Bonaiuto
Paul Bonaiuto
Executive Vice President and
Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated August 19, 2005

Exhibit No.

(2.1)	Asset Purchase Agreement, dated as of August 19, 2005, among Emmis Television Broadcasting, L.P., Emmis Television License, LLC, Journal Broadcast Corporation and Journal Broadcast Group, Inc. [Schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]